                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) -- MAY 29, 1998
                                                            -----------------

                                   BYL BANCORP
                                   -----------
               (Exact name of registrant as specified in it charter)


      CALIFORNIA                    000-23257                   33-0755794
      ----------                    --------                    -----------
(Name or other jurisdiction        (Commission                 (IRS Employer
of incorporation)                  File Number)              Identification No.)



18206 IMPERIAL HIGHWAY, YORBA LINDA, CA                            92886
---------------------------------------                            -----
(Address of principal executive officer)                          (Zip Code)


(Registrants' telephone number, including area code) -- (714) 996-1800
                                                        --------------


                                        NA
                                        --
             (Former name or former address, if changed since last report.)

ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS

     On May 29, 1998, BYL Bancorp ("BYL") completed the acquisition of DNB Financial ("DNBF"), Riverside, California in which DNBF was merged with and into the BYL. In addition, also on May 29, 1998, Bank of Yorba Linda ("BOYL"), the BYL's wholly-owned subsidiary, completed the acquisition of De Anza National Bank ("DANB"), Riverside, California, in which DANB was merged with and into BOYL. Attached as an exhibit to this report is a copy of the press release that was issued by BYL on May 29, 1998 generally describing the transaction.

     The mergers as described above were effected pursuant to an Agreement and Plan of Reorganization, dated as of January 29, 1998 (as the same may be amended, the "Agreement"), by and between BYL, DNBF, BOYL and DANB. The Agreement provides, among other things, that each issued and outstanding share of common stock, no par value, of DNBF ("DNBF Common Stock") (other than shares which have not been voted in favor of the approval of the principal terms of the Merger and with respect to which dissenters' rights have been perfected in accordance with the California General Corporation Law) will be converted into the right to receive shares of common stock, no par value, of BYL ("BYL Common Stock") on, and subject to, the terms and conditions contained in the Agreement. A copy of the Agreement is included in the Joint Proxy Statement/Prospectus as Appendix C. The Joint Proxy Statement/Prospectus is included as part of the Registration Statement on Form S-4 that was declared effective by the Securities and Exchange Commission on April 16, 1998.

     As part of the transaction, Messrs. Henry Cox, Eddie Fischer and Neil Hatcher were appointed to the Board of Directors of BYL and BOYL effective May 29, 1998

     BYL and DNBF have received all necessary regulatory and shareholder approvals in order to consummate the transaction. As a result of the calculations required by the Agreement, each share of DNBF common stock will be converted into the right to receive 4.1162 shares of BYL Common Stock, resulting in the issuance of approximately 956,699 shares of BYL Common Stock to the shareholders of DNBF.

     The acquisition of DNBF by BYL increased the total assets of BYL and its subsidiaries to approximately $270 million and total shareholders' equity to approximately $23 million as of the consummation of the mergers.

ITEM 5.  OTHER EVENTS.

     BOYL is in the process of changing its name to BYL Bank Group, which is expected to be effective on June 3, 1998. In addition, BOYL will continue to use "Bank of Yorba Linda, a division of BYL Bank Group" for certain purposes, such as for the SBA and mortgage loan divisions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a) FINANCIAL STATEMENTS OF DNBF                                      Page
                                                                      ----
          Report of Independent Accountants                             *

          Consolidated Balance Sheets at December 31, 1997 and 1996     *

          Consolidated Statements of Income for the years ended
            December 31, 1997 and 1996                                  *

          Consolidated Statements of Changes in Shareholders Equity
            for the years ended December 31, 1997 and 1996              *

          Consolidated Statements of Cash Flows
            for the years ended December 31, 1997 and 1996              *

          Notes to Consolidated Financial Statements                    *

    * The Registrant hereby incorporates by reference herein the audited financial statements of DNBF as set forth in Appendix B included in the Registrant's Form S-4 Registration Statement, File No. 333-47013.

(b) PRO FORMA FINANCIAL INFORMATION:

          Introduction                                                  3

          Condensed Consolidated Balance Sheet at December 31, 1997     4

          Condensed Consolidated Income Statements for the years
            Ended December 31, 1997, 1996, and 1995                     5-7

(c) EXHIBITS.

     (1) Agreement and Plan of Reorganization (previously filed as Appendix C to the Registration Statement on Form S-4, file number 333-47013

             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

    The following unaudited pro forma condensed consolidated data combines the historical consolidated condensed financial statements of BYL, and the historical consolidated condensed financial statements of DNBF, giving effect to the Merger as if it had been effective on December 31, 1997, with respect to the Pro Forma Condensed Consolidated Balance Sheets, and as of the beginning of the periods indicated with respect to the Pro Forma Condensed Consolidated Statements of Income. This information is presented under pooling-of-interests accounting.

    The unaudited pro forma condensed consolidated balance sheets are not necessarily indicative of the actual financial position that would have existed had the Merger been consummated on December 31, 1997, or that may exist in the future. The unaudited pro forma statements of income are not necessarily indicative of the results that would have occurred had the Merger been consummated on the dated indicated or that may be achieved in the future.

             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

                            AS OF DECEMBER 31, 1997

            (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                             BYL           DNBF         PRO FORMA         BYL
                                                          HISTORICAL    HISTORICAL     ADJUSTMENTS     PRO FORMA
                                                         ------------  ------------  ---------------  ------------
                                                      ASSETS
Cash and Due From Banks................................  $      7,188   $    4,706      $  --         $     11,894
Interest-Bearing Deposits..............................       --             3,419         --                3,419
Investment Securities:
  Available for Sale...................................           463        9,952         --               10,415
  Held to Maturity.....................................         5,007        7,943         --               12,950
                                                         ------------  ------------     -----         ------------
      TOTAL INVESTMENT SECURITIES......................         5,470       17,895         --               23,365
Loans Held for Sale....................................        47,150       --             --               47,150
Net Loans Held for Investment..........................        91,995       45,555         --              137,550
Premises and Equipment--Note D.........................         4,402          803         --                5,205
Other Real Estate Owned................................           646          278         --                  924
Accrued Interest and Other Assets......................         7,816          763         --                8,579
                                                         ------------  ------------     -----         ------------
                                                         $    164,667   $   73,419      $  --         $    238,086
                                                         ------------  ------------     -----         ------------
                                                         ------------  ------------     -----         ------------

                                       LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
  Noninterest-Bearing..................................  $     40,537   $   15,606      $  --         $     56,143
  Interest-Bearing.....................................       102,299       49,493         --              151,792
                                                         ------------  ------------     -----         ------------
      TOTAL DEPOSITS...................................       142,836       65,099         --              207,935
Borrowed Funds.........................................         4,000          465         --                4,465
Accrued Interest and Other Liabilities.................         3,001          135         --                3,136
                                                         ------------  ------------     -----         ------------
      TOTAL LIABILITIES................................       149,837       65,699         --              215,536
Shareholders' Equity
  Common Shares........................................        10,372        2,251         --               12,623
  Undivided Profits....................................         4,458        5,497         --                9,955
  Unrealized Gains on Investments Available for Sale...       --               (28)        --                  (28)
                                                         ------------  ------------     -----         ------------
      TOTAL SHAREHOLDERS' EQUITY.......................        14,830        7,720         --               22,550
                                                         ------------  ------------     -----         ------------
                                                         $    164,667   $   73,419      $  --         $    238,086
                                                         ------------  ------------     -----         ------------
                                                         ------------  ------------     -----         ------------
Number of Shares Outstanding...........................     1,546,530      232,423                       2,503,171
Book Value Per Share...................................         $9.59       $33.22                           $9.01

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

                        FOR YEAR ENDED DECEMBER 31, 1997
            (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                                  BYL          DNBF          PRO FORMA         BYL
                                                              HISTORICAL    HISTORICAL      ADJUSTMENTS     PRO FORMA
                                                              -----------  ------------   ---------------  -----------
INTEREST INCOME
  Interest and Fees on Loans................................   $  12,227     $   4,072                      $  16,299
  Interest on Investment Securities.........................         395         1,140                          1,535
  Other Interest Income.....................................         394           227                            621
                                                               ---------    ----------        ------        ---------
    TOTAL INTEREST INCOME...................................      13,016         5,439          --             18,455
INTEREST EXPENSE
  Interest on Money Market and NOW..........................         728           593                          1,321
  Interest on Savings Deposits..............................         814           106                            920
  Interest on Time Deposits.................................       2,604         1,137                          3,741
  Interest on Other Borrowings..............................          14            61                             75
                                                               ---------    ----------        ------        ---------
    TOTAL INTEREST EXPENSE..................................       4,160         1,897          --              6,057
                                                               ---------    ----------        ------        ---------
    NET INTEREST INCOME.....................................       8,856         3,542          --             12,398
Provision for Credit Losses.................................         733            45                            778
                                                               ---------    ----------        ------        ---------
    NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES...       8,123         3,497          --             11,620

NONINTEREST INCOME
  Gains, Fees, and Servicing Income on Loans Sold...........      13,839        --                             13,839
  Service Charges, Fees, and Other Income...................         962         1,118                          2,080
                                                               ---------    ----------        ------        ---------
                                                                  14,801         1,118          --             15,919

NONINTEREST EXPENSE
  Salaries and Employee Benefits............................      12,415         1,658                         14,073
  Occupancy Expenses........................................         913           429                          1,342
  Furniture and Equipment...................................       1,230           158                          1,388
  Other Expenses............................................       4,648         1,265                          5,913
                                                               ---------    ----------        ------        ---------
                                                                  19,206         3,510          --             22,716
                                                               ---------    ----------        ------        ---------
    INCOME BEFORE INCOME TAXES..............................       3,718         1,105          --              4,823
Income Taxes................................................       1,609           360                          1,969
                                                               ---------    ----------        ------        ---------
    NET INCOME..............................................   $   2,109     $     745        $ --          $   2,854
                                                               ---------    ----------        ------        ---------
                                                               ---------    ----------        ------        ---------
Per Share Data
  Net Income--Basic.........................................   $    1.37     $    3.55                      $    1.19
  Net Income--Diluted.......................................   $    1.28     $    3.44                      $    1.12

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

                        FOR YEAR ENDED DECEMBER 31, 1996
            (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                                  BYL          DNBF        PRO FORMA         BYL
                                                              HISTORICAL    HISTORICAL    ADJUSTMENTS     PRO FORMA
                                                              ----------   ------------  -------------   -----------
INTEREST INCOME
  Interest and Fees on Loans................................   $   6,920     $   3,743                    $  10,663
  Interest on Investment Securities.........................         356         1,093                        1,449
  Other Interest Income.....................................         222           308                          530
                                                               ---------     ---------        ------      ---------
    TOTAL INTEREST INCOME...................................       7,498         5,144          --           12,642
INTEREST EXPENSE
  Interest on Money Market and NOW..........................         576           640                        1,216
  Interest on Savings Deposits..............................         512           136                          648
  Interest on Time Deposits.................................         972           893                        1,865
  Interest on Other Borrowings..............................      --               112                          112
                                                               ---------     ---------        ------      ---------
    TOTAL INTEREST EXPENSE..................................       2,060         1,781          --            3,841
                                                               ---------     ---------        ------      ---------
    NET INTEREST INCOME.....................................       3,438         3,363          --            8,801
Provision for Credit Losses.................................         344            20                          364
                                                               ---------     ---------        ------      ---------
    NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES...       5,094         3,343          --            8,437

NONINTEREST INCOME
  Gains, Fees, and Servicing Income on Loans Sold...........       6,860        --                            6,860
  Service Charges, Fees, and Other Income...................         793         1,099                        1,892
                                                               ---------     ---------        ------      ---------
                                                                   7,653         1,099          --            8,752

NONINTEREST EXPENSE
  Salaries and Employee Benefits............................       6,158         1,523                        7,681
  Occupancy Expenses........................................         717           435                        1,152
  Furniture and Equipment...................................         667           159                          826
  Other Expenses............................................       3,119         1,266                        4,385
                                                               ---------     ---------        ------      ---------
                                                                  10,661         3,383          --           14,044
                                                               ---------     ---------        ------      ---------
    INCOME BEFORE INCOME TAXES..............................       2,086         1,059          --            3,145
Income Taxes................................................         884           345                        1,229
                                                               ---------     ---------        ------      ---------
    NET INCOME..............................................   $   1,202     $     714       $  --        $   1,916
                                                               ---------     ---------        ------      ---------
                                                               ---------     ---------        ------      ---------
Per Share Data--Maximum Exchange Ratio
  Net Income--Basic.........................................   $    1.12     $    3.38                    $    0.98
  Net Income--Diluted.......................................   $    1.04     $    3.37                    $    0.95


            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

                        FOR YEAR ENDED DECEMBER 31, 1995
            (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                                  BYL           DNBF        PRO FORMA         BYL
                                                              HISTORICAL    HISTORICAL     ADJUSTMENTS      PRO FORMA
                                                              ----------   ------------   -------------    -----------
INTEREST INCOME
  Interest and Fees on Loans................................   $   4,120     $   3,747                      $   7,867
  Interest on Investment Securities.........................         219         1,233                          1,452
  Other Interest Income.....................................         140           287                            427
                                                               ---------     ---------        ------        ---------
    TOTAL INTEREST INCOME...................................       4,479         5,267          --              9,746
INTEREST EXPENSE
  Interest on Money Market and NOW..........................         453           802                          1,255
  Interest on Savings Deposits..............................         278           155                            433
  Interest on Time Deposits.................................         314           687                          1,001
  Interest on Other Borrowings..............................      --                68                             68
                                                               ---------     ---------        ------        ---------
    TOTAL INTEREST EXPENSE..................................       1,045         1,712          --              2,757
                                                               ---------     ---------        ------        ---------
    NET INTEREST INCOME.....................................       3,434         3,555          --              6,989
Provision for Credit Losses.................................         262        --                                262
                                                               ---------     ---------        ------        ---------
    NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES...       3,172         3,555          --              6,727

NONINTEREST INCOME
  Gains, Fees, and Servicing Income on Loans Sold...........       5,157        --                              5,157
  Service Charges, Fees, and Other Income...................         505         1,064                          1,569
                                                               ---------     ---------        ------        ---------
                                                                   5,662         1,064          --              6,726

NONINTEREST EXPENSE
  Salaries and Employee Benefits............................       4,399         1,566                          5,965
  Occupancy Expenses........................................         538           461                            999
  Furniture and Equipment...................................         434           162                            596
  Other Expenses............................................       1,724         1,927                          3,651
                                                               ---------     ---------        ------        ---------
                                                                   7,095         4,116          --             11,211
                                                               ---------     ---------        ------        ---------
    INCOME BEFORE INCOME TAXES..............................       1,739           503          --              2,242
Income Taxes................................................         717           155                            872
                                                               ---------     ---------        ------        ---------
    NET INCOME..............................................   $   1,022     $     348       $  --          $   1,370
                                                               ---------     ---------        ------        ---------
                                                               ---------     ---------        ------        ---------
  Net Income--Basic.........................................   $    1.98     $    1.57                      $    0.92
  Net Income--Diluted.......................................   $    1.39     $    1.57                      $    0.83


                                   SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       BYL BANCORP


Dated: July 16, 1998                   By: /s/ Robert Ucciferri
                                           -------------------------------------
                                           Robert Ucciferri
                                           President and Chief Executive Officer